SHAREHOLDERS' EQUITY AND NET INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2021
SHAREHOLDERS' EQUITY AND NET INCOME PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND NET INCOME PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHARE

Our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock during 2021, 2020 and 2019. In addition, in June, 2019 our Board of Directors authorized a 300,000 share expansion of the 2019 repurchase plan. During 2021, 2020 and 2019 repurchases were made through open market and negotiated transactions and totaled 814,910, 708,956 and 1,204,688 shares of common stock, respectively for an aggregate purchase price of $17.3 million, $14.2 million and $26.3 million, respectively.

A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2021	2020	2019
	(In thousands, except per share amounts)

Net income	$62,895	$56,152	$46,435

Weighted average shares outstanding (1)	21,585	21,977	22,894
Stock units for deferred compensation plan for non-employee directors	121	121	132
Effect of stock options	69	90	115
Performance share units	32	33	42
Weighted average shares outstanding for calculation of diluted earnings per share	21,807	22,221	23,183

Net income per common share
Basic (1)	$2.91	$2.56	$2.03
Diluted	$2.88	$2.53	$2.00

(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2021, 2020 and 2019, respectively.